UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2005

COASTAL CARIBBEAN OILS & MINERALS, LTD
(Exact name of company as specified in its charter)

BERMUDA	1-4668	NONE

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, Church Street
Hamilton HM DX, Bermuda	NONE
(Address of principal executive offices)	(Zip Code)

(850) 653-9165
Company’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01  Other Events

          On September 1, 2005, Phillip W. Ware, President and Chief Executive Officer of Coastal Caribbean Oils & Minerals, Ltd. (“Company”) issued a press release announcing that the Company would hold its 2005 annual general meeting of shareholders sometime during the first half of December 2005.  The date, time and place of the meeting will be announced in the near future.

Item 9.01	Financial Statements and Exhibits.
c.	Exhibits
	Exhibit No.	Exhibit

	99.1	Coastal Caribbean press release dated September 1, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly organized.

COASTAL CARIBBEAN OILS &
MINERALS, LTD.

By:	/s/ Phillip W. Ware

Phillip W. Ware,
President, Chief Executive Officer and Principal Accounting Officer

Date: September 2, 2005